SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Thor Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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THOR INDUSTRIES, INC.

419 West Pike Street • Jackson Center, Ohio 45334-0629

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 7, 2004

The 2004 Annual Meeting of Stockholders of Thor Industries, Inc. (the “Company”) will be held at 230 Park Avenue, Suite 618, New York, N.Y., on December 7, 2004, at 1:00 p.m., local time, for the purpose of considering and voting upon the following:

(1)	the election of three directors;

(2)	such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders of record at the close of business on October 18, 2004 will be entitled to notice and to vote at the meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during normal business hours, at the office of the Company for a period of ten days prior to the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD AS SOON AS
POSSIBLE.

By Order of the Board of Directors,

Walter L. Bennett

Secretary

October 29, 2004

THOR INDUSTRIES, INC.
419 West Pike Street • Jackson Center, Ohio 45334-0629

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Thor Industries, Inc. (the “Company”) for use at the 2004 Annual Meeting of Stockholders to be held at 230 Park Avenue, Suite 618, New York City, on December 7, 2004, at 1:00 p.m., local time (the “Meeting”), and any adjournment thereof. The cost of such solicitation is being borne by the Company. This proxy statement and the accompanying form of proxy are being sent to stockholders on October 29, 2004.

Representatives of Deloitte & Touche, LLP, the Company’s principal independent accountants, will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to any stockholder questions that may be asked.

Voting by Stockholders

A proxy in the form accompanying this proxy statement that is properly executed, duly returned to the Company and not revoked prior to the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given with respect to the proposals to be voted upon, proxies will be voted in favor of such proposals. Each proxy may be revoked by a stockholder at any time until exercised by giving written notice to the Secretary of the Company, by voting in person at the Meeting, or by submitting a later-dated proxy.

The Common Stock of the Company constitutes its only outstanding security entitled to vote on the matters to be voted upon at this meeting. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on October 18, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, 56,997,360 shares of Common Stock were outstanding. The presence, in person or by proxy, of the holders of a majority of all the issued and outstanding Common Stock is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the item under consideration) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

In accordance with the By-laws of the Company and the Delaware General Corporation Law, a plurality of the votes duly cast is required for the election of directors. Under the Delaware General Corporation Law, although abstentions and broker non-votes are deemed to be present for the purpose of determining whether a quorum is present at a meeting, abstentions and broker non-votes are not deemed to be votes duly cast. As a result, abstentions and broker non-votes will not be included in the tabulation of voting results with respect to Proposal #1, and therefore will have no impact on the voting on such proposal.

A copy of the Company’s Annual Report for the fiscal year ended July 31, 2004 (“fiscal 2004”) is being sent to each stockholder of record herewith. The Annual Report is not to be considered a part of this proxy soliciting material.

Proposal #1

Election of Directors

The Company’s By-laws provide that the Board of Directors may set the number of directors at no less than one (1) and no more than fifteen (15). The Board of Directors of the Company currently consists of eight directors who are divided into three classes. H. Coleman Davis III, Peter B. Orthwein and William C. Tomson currently serve as Class B directors; their terms expire in 2004. Wade F. B. Thompson and Jan H. Suwinski currently serve as Class A Directors; their terms expire in 2005. Neil D. Chrisman, Alan Siegel and Geoffrey A. Thompson currently serve as Class C directors; their terms expire in 2006.

In accordance with the Certificate of Incorporation of the Company, as amended, Peter B Orthwein and William C. Tomson have been nominated to stand for election as Class B directors. H. Coleman Davis III was appointed as a director in January 2004 and has also been nominated to stand for election as a Class B director. The Company’s Nominating and Corporate Governance Committee, which was formed in September 2003, has proposed these nominations. If elected, Messrs. Davis, Orthwein and Tomson will serve on the board until the annual meeting in 2007 and until their successors are duly elected and qualified.

The persons named in the enclosed proxy intend to vote FOR the election of the nominees listed below. In the event that a nominee becomes unavailable for election (a situation the Company’s management does not now anticipate), the shares represented by proxies will be voted, unless authority is withheld, for such other persons as may be designated by management.

The nominees, as set forth below, are now directors of the Company and have continuously served since their first election or appointment to the Board.

			First Year
Nominee	Age	Principal Occupation	as Director
H. Coleman Davis	55	Chairman, Keystone RV Company	2004
Peter B. Orthwein	59	Vice Chairman, Treasurer, Thor Industries, Inc.	1980
William C. Tomson	68	Vice Chairman of Board Member, Inc.	1988

THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL #1.

Business Experience of Directors and Executive Officers

Wade F. B. Thompson, age 64, has been the President and Chief Executive Officer and a Director of the Company since its founding in 1980. He currently serves as Chairman, President, Chief Executive Officer and Director of the Company. Mr. Thompson is not related to Geoffrey A. Thompson.

Peter B. Orthwein, age 59, has served as Treasurer and a Director of the Company since its founding in 1980. He currently serves as Vice Chairman, Treasurer and Director of the Company.

Walter L. Bennett, age 58, has been with the Company and its predecessor since July 1977. He became Vice President, Finance, of Airstream, Inc., in September 1980; Vice President, Finance, of the Company in September 1983; Chief Administrative Officer/Secretary of the Company in November 1985; Senior Vice President of the Company in February, 1989; Chief Financial Officer of the Company in March 1999 and Executive Vice President in January 2004.

Ted J. Bartus, age 37, has been employed with the Company since May 1999 and was appointed as Vice President, Purchasing, of the Company in August 2003. From May 1999 to July 2003, Mr. Bartus served as purchasing director of the Company and, from April 1998 to April 1999, he was employed as a purchasing agent for Valeo, a tier 1 supplier to the automotive industry.

H. Coleman Davis, III, age 55, who was appointed as a Director in January 2004, is the founder of Keystone RV Company and served as its Chief Executive Officer and Chairman during its five year history prior to Thor’s acquisition in November 2001. Mr. Davis continues to serve as Chairman of Keystone RV Company.

Neil D. Chrisman, age 67, who was appointed as a Director in July 1999, is a retired Managing Director of J. P. Morgan & Co. Mr. Chrisman retired from J. P. Morgan in 1993.

Alan Siegel, age 69, who became a Director in September 1983, has been a partner in the law firm of Akin Gump Strauss Hauer & Feld LLP since August 1995. Mr. Siegel is also a Director of The Wet Seal, Inc. and Ermenegildo Zegna Corporation.

Jan H. Suwinski, age 63, who was appointed as a Director in July 1999, has been a Professor of Business Operations at the Samuel Curtis Johnson Graduate School of Management, Cornell University since 1997. From 1990 to 1996, Mr. Suwinski was Executive Vice President, Opto Electronics Group at Corning, Incorporated and Chairman of Siecor, a Siemens/Corning joint venture. Mr. Suwinski is a Director of Tellabs, Inc. and Ohio Casualty Group.

Geoffrey A. Thompson, age 64, who was appointed as a Director in September 2003, is currently a partner at Palisades Advisors, LLC, a private equity firm. From 1995 to 1998, he served as a principal at Kohlberg & Company. He retired as Chief Executive Officer of Marine Midland Banks, Inc. in 1992. Mr. Thompson is not related to Wade F. B. Thompson. Mr. Thompson is a Director of Guardian Trust Company.

William C. Tomson, age 68, who became a Director in June 1988, is the Vice Chairman of Board Member, Inc. Mr. Tomson has been with the firm for the past ten years. Board Member, Inc. publishes Bank Director and Corporate Board Member magazines.

Executive officers serve at the discretion of the Company.

Board of Directors, Committees and Attendance at Meetings

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall management of the business of the Company. Members of the Board are kept informed of the Company’s performance by various reports sent to them at regular intervals by management, as well as by operating and financial reports presented by management at Board meetings.

It is the Company’s policy that directors attend all Board of Director’s meeting and the annual meeting of stockholders, unless excused by the Chairman. All elected directors were in attendance at the 2003 Annual Meeting of Stockholders.

The Board has three committees with the principal functions described below. The Charters of each of these committees are posted on our website at www.thorindustries.com.

Audit Committee

The principal functions of the Audit Committee are to recommend engagement of the Company’s independent public accountants and to maintain communications among the Board of Directors, such independent public accountants and the Company’s internal accounting staff with respect to accounting and auditing procedures, the implementation of recommendations by such independent accountants, the adequacy of the Company’s internal controls and related matters. During fiscal 2004, the Audit Committee had private meetings with the Chief Financial Officer, the internal audit manager and the outside audit partners. The Board of Directors has determined that Geoffrey A. Thompson, a member of the committee, is an “audit committee financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002. A copy of the Audit Committee Charter is set forth in Appendix A to this Proxy Statement.

Compensation Committee

The principal functions of the Compensation Committee are to establish executive compensation policies and guiding principles; establish the compensation of the Chief Executive Officer and review and approve the compensation of the other executive officers; evaluate the design of compensation and benefit programs; and review all components of compensation for independent directors. The Compensation Committee also acts as administrator under the Company’s 1999 Stock Option Plan, the Company’s Restricted Stock Plan, the Company’s Management Incentive Plan and the Company’s Select Executive Incentive Plan. In its capacity as administrator of the 1999 Stock Option Plan and the Restricted Stock Plan, the Compensation Committee grants options and restricted stock, determines which employees and other individuals performing substantial service for the Company may be granted options and/or restricted stock, and determines the rights and limitations attendant to options and restricted stock granted under these plans. In its capacity as administrator under the Select Executive Incentive Plan, the Compensation Committee awards supplemental deferred compensation to eligible employees in amounts determined by the Compensation Committee.

Nominating and Corporate Governance Committee

The principal functions of the Nominating and Corporate Governance Committee are to address all matters of corporate governance; evaluate qualifications and candidates for positions on the Board of Directors; evaluate the performance of the Chief Executive Officer and the Board of Directors; review succession plans and senior management performance; establish criteria for selecting new directors, nominees for Board membership and the positions of Chairman and Chief Executive Officer, and whether a director should be invited to stand for re-election. The nominating Committee evaluates candidates on, among other things, possession of such knowledge, experience, skills, expertise and diversity as may enhance the Board’s ability to manage and direct the affairs and business of the Company, and as applicable, the satisfaction of any independence requirements imposed by law, regulation, the NYSE and the Company’s Corporate Governance Guidelines.

The Board will not consider shareholder nominations of director candidates, because the Board believes that this in not an efficient or effective means of identifying qualified individuals. In addition, the Board has a long history of being able to attract and maintain a membership with the variety of skills necessary to properly oversee the affairs of the Corporation.

Membership of Committees

The following table summarizes the current membership of the Board of Directors and each of its committees.

Nominating and
Corporate
			Compensation	Governance
	Board	Audit Committee	Committee	Committee
Wade F. B. Thompson	Chairman
Peter B. Orthwein	Vice Chairman
H. Coleman Davis	X
Neil D. Chrisman	X	X
Alan Siegel	X		X	Chair
Jan H. Suwinski	X	Chair
Geoffrey A. Thompson	X	X
William C. Tomson	X		Chair	X

The Board of Directors has affirmatively determined, by resolution of the Board of Directors as a whole, that the following directors have no direct or indirect material relationship with the Company and satisfy the requirements to be considered “independent” under the Company’s Director Independence Standards which were adopted in accordance with the rules of the New York Stock Exchange: Messrs. Neil D. Chrisman, Alan Siegel, Jan H. Suwinski, Geoffrey A. Thompson and William C. Tomson. As a result, each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is comprised entirely of independent directors, as determined by the Board.

Board and Committee Meetings

The Board of Directors as a whole met in person, by telephone or took action by unanimous written consent seven times during fiscal 2004. The Audit Committee met in person or by telephone nine times during fiscal 2004. The Compensation Committee, which was formed in September 2002, met or took action by unanimous written consent two times during fiscal 2004. In September 2003, the functions of the former Stock Option Committee were transferred to the Compensation Committee and the Stock Option Committee was disbanded. The Nominating and Corporate Governance Committee which was formed in September 2003 did not meet during fiscal 2004.

Each of the directors attended all meetings of the Board of Directors and the respective Board committees on which they served during fiscal 2004, except for Mr. Wade Thompson who missed one meeting of the Board of Directors for medical reasons.

Stockholder Communications

Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which any communication sent to the Board of Directors in care of the Company is forwarded to the Board, has served the Board’s and its stockholders’ needs. In view of recently adopted Securities and Exchange Commission disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of the Secretary of the Company.

Ownership of Common Stock

The following table sets forth information as of October 1, 2004 with respect to the beneficial ownership, as defined in Rule 13(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company’s Common Stock by (i) each person known by the Company to beneficially own, as defined in Rule 13d-3 under the Exchange Act, 5% or more of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table below; and (iv) all of such executive officers and directors of the Company as a group. As of October 1, 2004, there were 57,148,160 shares of Common Stock issued and outstanding.

	Beneficial Ownership (1)
Name and Address of Beneficial Owner	Number of Shares		Percent
Wade F. B. Thompson	16,713,020		29.2%
419 West Pike Street
Jackson Center, Ohio 45334-0629

Peter B. Orthwein	2,669,600	(2)	4.7%
419 West Pike Street
Jackson Center, Ohio 45334-0629

Walter L. Bennett	56,501	(3)	*
419 West Pike Street
Jackson Center, Ohio 45334-0629

Ted Bartus	3,086	(4)	*
419 West Pike Street
Jackson Center, Ohio 45334-0629

H. Coleman Davis, III	1,661,676	(5)	2.9%
419 West Pike Street
Jackson Center, Ohio 45334-0629

Neil D. Chrisman	20,666	(6)	*
419 West Pike Street
Jackson Center, Ohio 45334-0629

Alan Siegel	1,186,358	(7)	2.1%
419 West Pike Street
Jackson Center, Ohio 45334-0629

Jan H. Suwinski	34,666	(8)	*
419 West Pike Street
Jackson Center, Ohio 45334-0629

Geoffrey A. Thompson	2,400		*
419 West Pike Street
Jackson Center, Ohio 45334-0629

William C. Tomson	47,666	(9)	*
419 West Pike Street
Jackson Center, Ohio 45334-0629

FMR Corp.	8,342,600	(10)	14.6%
82 Devonshire Street
Boston, MA 02109 All directors and executive officers as a group (ten persons)	22,395,639	(11)	39.2%

* less than 1%.

(1)	Except as otherwise indicated, the persons in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 58,000 shares owned by Mr. Orthwein’s wife, 124,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s children, of which Mr. Orthwein is a trustee, 30,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s half brother, of which Mr. Orthwein is a trustee, 147,000 shares of record owned by Mr. Orthwein’s minor children for which Mrs. Orthwein acts as custodian and 320,000 shares owned of record by the Orthwein Investment Group D, L.P., in which Mr. Orthwein has a 0.51% economic interest but a 51% general partnership interest. 150,000 shares held by a charitable annuity trust of which Mr. and Mrs. Orthwein are the sole trustees.

(3)	Includes 21,500 non-vested restricted shares and options to acquire 30,001 shares under the 1999 Stock Option Plan.

(4)	Includes options to acquire 2,666 shares under the 1999 Stock Option Plan.

(5)	Includes 301,118 shares owned of record by a trust of which Mr. Davis is a trustee.

(6)	Includes options to acquire 16,666 shares under the 1999 Stock Option Plan.

(7)	Includes (i) 588,624 shares owned of record by a trust for the benefit of Mr. Thompson’s adult children, of which Mr. Siegel is sole trustee and (ii) 594,400 shares owned of record by a trust for the benefit of Mr. Orthwein’s adult children, of which Mr. Siegel is co-trustee and as to which Mr. Siegel has shared voting power with Mr. Orthwein’s brother. Mr. Siegel disclaims beneficial ownership of such shares. Also includes options to acquire 3,334 shares under the 1999 Stock Option Plan.

(8)	Includes options to acquire 24,666 shares under the 1999 Stock Option Plan.

(9)	Includes options to acquire 26,666 shares under the 1999 Stock Option Plan.

(10)	The number of shares shown for FMR Corp. is based on a Schedule 13G filed on February 16, 2004.

(11)	Includes 103,999 shares issuable under stock options which are currently exercisable or will become exercisable within 60 days from October 1, 2004.

Executive Compensation

Information is furnished below concerning the compensation of the President and Chief Executive Officer and the four highest paid executive officers of the Company other than the President and Chief Executive Officer who earned more than $100,000 in salary and bonuses for the last three fiscal years (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Annual			Long-term		All Other
	Compensation			Compensation		Compensation (2) (5)
				Securities
				Incentive
				Stock	Restricted
Name and Principal Position	Year	Salary	Bonus (1)	Options (#)(3)	Stock ($)(4)
Wade F. B. Thompson	2004	$271,667	$730,000	—	—	$—
Chief Executive Officer	2003	$271,584	$830,000	—	—	$—
Chairman, President	2002	$271,584	$730,000	—	—	$182,538

Peter B. Orthwein	2004	$101,032	$800,000	—	—	$—
Vice Chairman, Treasurer	2003	$101,032	$660,000	—	—	$—
	2002	$101,032	$500,000	—	—	$41,566

Walter L. Bennett	2004	$96,032	$800,000	20,000	$53,820	$27,864
Executive Vice President, Chief	2003	$91,032	$665,000	—	$32,630	$23,583
Financial Officer, Secretary	2002	$91,032	$510,000	20,000	$119,800	$(6,693)

Ted Bartus	2004	$80,224	$100,000	4,000	—	—
Vice President, Purchasing

H. Coleman Davis, III	2004	$100,000	$2,789,350	—	—	—
Chairman, Keystone RV
Company, Director

(1)	Messrs. Thompson’s, Orthwein’s, Bennett’s and Bartus’s bonuses are discretionary and depend on the Company’s profits. Mr. Davis’ bonuses are based on the profitability of Keystone R.V. Company.

(2)	The 2002 amounts in this column for Messrs. Thompson and Orthwein represent payments made by the Company under a split-dollar life insurance arrangement effective March 18, 1993, under which the Company assisted Messrs. Thompson and Orthwein in purchasing whole life insurance on their lives and that of their wives. Under the arrangement Messrs. Thompson and Orthwein paid a portion of the premiums based upon certain Internal Revenue standards and the Company advanced the balance of the premiums. The Company did not make any further payments under such arrangement during fiscal 2003 and 2004. Messrs. Thompson and Orthwein purchased their policies in fiscal 2004 from the Company at the total costs paid by the Company on their behalf.

(3)	All option grants have been adjusted to reflect the Company’s 2 for 1 stock split effective January 26, 2004.

(4)	The numbers in this column represent the value of restricted stock grants during fiscal years 2004, 2003 and 2002 calculated by multiplying the number of shares of restricted stock granted by the share price on the date of grant. As of July 31, 2004, Mr. Bennett held 24,500 shares of restricted stock which were granted under the Thor Industries, Inc. Restricted Stock Plan which had a total value of $767,095 at July 31, 2004. Mr. Bennett, as holder of restricted stock shares, is entitled to receive dividends and other distributions paid with respect to such shares while they are so restricted. All shares and share prices have been adjusted to reflect the Company’s 2 for 1 stock split effective January 26, 2004.

(5)	Mr. Bennett was credited with supplemental deferred compensation earned under the Company’s Select Executive Incentive Plan. The amount credited shall vest and be payable six years after the effective date of such eligible executive’s participation, provided, however, that the amount shall vest immediately upon death or age 65. The amounts shown in this column for each year represent the amount credited to each executive plus or minus the change in the value of such executive’s account in the Select Executive Incentive Plan during that year.

The following table sets forth information regarding options granted in fiscal year 2004 to each of the named executive officers pursuant to the Company’s 1999 Stock Option Plan.

Option Grants in the Last Fiscal Year
Individual Grants

Potential Realizable
		Percent of			Value At Assumed
		Total			Annual Rates of Stock
	No. of Securities Underlying	Options Granted to Employees	Exercise		Price Appreciation for Option Term (2)
	Options	in Fiscal	or Base
Name	Granted (1)	Year	Price	Expiration Date	5%	10%
Wade F. B. Thompson	—	—	—	—	—	—
Peter B. Orthwein	—	—	—	—	—	—
Walter L. Bennett	20,000	5.7%	26.91	December 8, 2013	$338,471	$857,752
Ted Bartus	4,000	1.1%	26.91	December 8, 2013	$67,694	$171,550
H. Coleman Davis, III	—	—	—	—	—	—

(1)	All options granted vest at the rate of 33 1/3% per year commencing on the first anniversary of the date of grant.

(2)	Potential realizable value is based on the assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price performance.

The following table sets forth information regarding the exercise of options by the named executive officers during fiscal 2004. The table also shows the number and value of unexercised options held by these officers as of July 31, 2004.

Aggregated Option Exercises in the Last Fiscal Year
and Option Values at July 31, 2004

			Number of Securities Underlying	Value of Unexercised In-the-
	Shares		Unexercised Options at	Money Options at
	acquired on	Value	Fiscal Year End	Fiscal Year End
Name	exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable (1)
Wade F. B. Thompson	—	$—	— / —	$	— /	$—
Peter B. Orthwein	—	$—	— / —	$	— /	$—
Walter L. Bennett	2,000	$47,550	30,001 / 26,667		$684,529 /	$211,006
Ted Bartus	—	$—	2,666 / 5,334		$49,188 /	$42,212
H. Coleman Davis, III	—	$—	— / —	$	— /	$—

(1)	Represents the market value of shares underlying “in-the-money” options on July 31, 2004 less the option exercise price. Options are “in-the-money” at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option.

Director Compensation

Directors who are not employees of the Company are paid an annual retainer of $30,000, payable quarterly, plus expenses. Audit Committee members are paid an annual retainer of $10,000, plus expenses, except for the chair of the Audit Committee, who is paid an annual retainer of $16,000, plus expenses. Members of the Compensation Committee and the Nominating and Corporate Governance Committee are each paid an annual retainer of $5,000, plus expenses. All such committee retainers are paid quarterly. In addition, non-employee directors are awarded non-incentive stock options from time to time under the Company’s 1999 Stock Option Plan, including a grant of 5,000 options to each then incumbent non-employee director in December 2003.

Compensation Committee Report on Executive Compensation

The Company consists of a corporate parent, Thor Industries, Inc., and several operating subsidiaries, including, Airstream, Inc., Damon Corporation, Dutchmen Manufacturing, Inc., Four Winds International, Inc., Keystone RV Company, Komfort Corp., Thor America, Inc., Citair, Inc., Thor California, Inc., Champion Bus, Inc., ElDorado National California, Inc., and ElDorado National Kansas, Inc. The Compensation Committee believes that the Company has been successful in attracting and retaining management of its operating subsidiaries because of its policy of compensating management personnel based upon the profitability of such operating subsidiaries. The management of each operating subsidiary is provided with incentive based compensation consisting generally of 14% to 20% of their operating subsidiary’s pre-tax profits in excess of targets established by the Company’s Chief Executive Officer. The executive officers of the corporate parent, Thor Industries, Inc., Messrs. Thompson, Orthwein, Bennett and Bartus, receive low fixed salaries in addition to bonuses relating to profitability of the Company as a whole, which are reviewed and approved by the Compensation Committee. The Compensation Committee has reconsidered these arrangements and has concluded that it is in the best interest of the Company and its shareholders that such arrangements continue without any substantial change.

The Compensation Committee
Alan Siegel
William C. Tomson

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Siegel and Tomson, neither of whom is, or has been, an officer or employee of the Company.

Certain Relations and Transactions with Management

Messrs. Thompson and Orthwein own all the stock of Cash Flow Management, Inc. The Company pays Cash Flow Management a fee of $168,000 per annum, which is used to defray expenses, including the rent of offices used by Messrs. Thompson and Orthwein.

Alan Siegel, a director of the Company, is a share partner of Akin Gump Strauss Hauer & Feld, LLP, one of the law firms regularly employed by the Company. In addition, Mr. Siegel has been issued options to acquire 3,334 shares under the 1999 Stock Option Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of July 31, 2004 about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights granted to employees or members of the Board of Directors under all the Company’s existing equity compensation plans, including the 1999 Stock Option Plan and the Thor Industries, Inc. Restricted Stock Plan.

			Number of securities
	Number of securities		remaining available for
	to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	792,344	$18.07	688,336
Equity compensation plans not approved by security holders	0	NA	393,700

Total	792,344	$18.07	1,082,036

1999 Stock Option Plan

The Thor Industries, Inc. 1999 Stock Option Plan (the “1999 Plan”) was adopted by the Company’s Board of Directors in July 1999 and by the Company’s shareholders in September 1999. The purpose of the Plan is to enhance the ability of the Company and its subsidiaries to attract and retain employees and directors of outstanding ability and to provide employees and directors with an interest in the Company parallel to that of the Company’s shareholders. The 1999 Plan is administered and managed by the Compensation Committee of the Board of Directors (the “Committee”).

The Common Stock subject to the options granted under the 1999 Plan will be authorized by unissued shares of Common Stock of the Company, $0.10 value, or shares reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be acquired upon the grant of options under the 1999 Plan will not exceed 2,000,000, subject to adjustment in certain circumstances. If any option granted under the 1999 Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option shall again be available for grant under the 1999 Plan. Subject to adjustment, no employee may be granted an option to acquire more that 500,000 shares of Common Stock in any one year.

Employees and directors of the Company and its subsidiaries are eligible to receive grants of options under the 1999 Plan. Eligible participants may be granted both nonqualified stock options (“Nonqualified Stock Options”) and “incentive stock options” (“ISOs”) and, together with Nonqualified Stock Options, (“Options”), provided that only employees of the Company and its subsidiaries may receive ISOs. The exercise price per share of the shares of Common Stock to be purchased pursuant to any Option shall be fixed by the Committee at the time such Option is granted. In no event shall the exercise price for ISOs be less than the fair market value of a share on the day on which the ISO is granted (110% of the fair market value in the case of an ISO granted to an employee owning stock with more that 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a “10% Shareholder”)). Subject to termination, the duration of each Option will be determined by the Committee, but may not exceed 10 years from the date of grant; provided, however, that in the case of ISOs granted to 10% Shareholders, the term of such Option shall not exceed 5 years from the date of grant. An Option will be exercisable by the Option holder at such rate and times as may be determined by the Committee at or subsequent to the time of grant. Each Option may be exercised in whole or in part by giving written notice of exercise to the Company. Payment in full of the Option exercise price will be made upon delivery of such notice in cash or through additional methods, if any, prescribed by the Committee. Options are assignable or transferable only in limited circumstances.

Upon the occurrence of a Change in Control (as defined in the 1999 Plan), all Options will automatically become vested and exercisable in full and all restrictions or conditions, if any, on any Options will automatically lapse.

Under certain circumstances, in the event option holders engage in certain prohibitive behavior, options can be forfeited at the discretion of the Committee. In addition, any gains realized by option holders may have to be repaid under certain circumstances.

Restricted Stock Plan

The Company has adopted the Thor Industries, Inc. Restricted Stock Plan (the “Stock Plan”) effective September 29, 1997. The Stock Plan is administered by the Compensation Committee. The Stock Plan is intended to advance the interests of the Company, its stockholders, its subsidiaries and its affiliates by encouraging and enabling inside directors, officers and other employees to acquire and retain a proprietary interest in the Company by ownership of its stock.

The total number of shares available for grants under the Stock Plan may not exceed 600,000 subject to adjustment in certain circumstances and subject to increase by the Board of Directors. Subject to adjustment, no more than 100,000 shares may be granted in any one calendar year. If a grant, or any portion thereof, is forfeited, the forfeited shares will be made available again for grants under the Stock Plan. The Compensation Committee may, at any time and from time to time, make grants to such participants and in such amounts as it shall determine. Each grant shall be made pursuant to a written instrument which must be executed by the grantee in order to be effective. The Board of Directors may at any time suspend or terminate the Stock Plan or any portion thereof or may amend it from time to time in such respects as the Board may deem to be in the best interests of the Company.

No shares granted under the Stock Plan may be transferred by the recipient thereof until such shares have vested; such shares shall vest on the date specified by the Compensation Committee in the underlying written agreement pursuant to which the grant was made. Notwithstanding the foregoing, the shares of a recipient who has not previously forfeited any nonvested shares granted to him under the Stock Plan shall automatically vest upon the earliest of (x) the termination by the Company of the recipient other than for cause and (y) the recipient’s death, disability or retirement. The Stock Plan contains non-competition and non-solicitation provisions which restrict recipients from competing with the Company. Non-compliance with such provisions will result in the forfeiture of non vested benefits.

During the applicable period of restriction, the recipient of shares under the Stock Plan is the record owner thereof and is entitled to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, if any such dividends or distributions are paid in shares of Company stock during an applicable period of restriction, the shares received shall be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Compensation Committee may provide in any written agreement pursuant to which the grant was made such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for the restricted shares.

Select Executive Incentive Plan

The Company has adopted the Thor Industries, Inc. Select Executive Incentive Plan (the “Incentive Plan”) effective September 29, 1997. The Incentive Plan is administered by an Administrative Committee chosen by the Board of Directors, which is currently the Compensation Committee. The purpose of the Incentive Plan is to provide its eligible executives with supplemental deferred compensation in addition to their current compensation. It is intended that the Incentive Plan shall constitute an unfunded deferred compensation arrangement for the benefit of a select group of management or highly compensated employees of the Company and its designated subsidiaries and affiliates.

The Compensation Committee will designate those employees of the Company (which may include employees of any subsidiary or affiliate thereof) who will be eligible executives under the Incentive Plan. For each year of participation, each eligible executive shall be credited with the amount(s), if any, determined by the Compensation Committee in its sole discretion. The amount(s) will be credited to an account maintained for each eligible executive, which will also be credited with earnings and losses as if the amounts were invested in specific investment funds selected by the Compensation Committee (or by the eligible executive if the Compensation Committee establishes a procedure permitting the eligible executive to credit his or her account with respect to the results of one or more of the index funds selected by the Compensation Committee). The Compensation Committee is not obligated to comply with the investment request of an eligible executive, and retains the sole discretion regarding the decision to credit earnings with regard to the results of the index funds selected by any eligible executive. The amount(s) credited to the account of an eligible executive shall vest and be payable six years after the effective date of such eligible executive’s participation; provided, however, that the amounts vest immediately upon death or age 65. The Incentive Plan contains non-competition and non-solicitation provisions which prohibit eligible executives from competing with the Company within the United States or Canada during the term of such eligible executive’s participation and for a period of eighteen months after termination of employment with the Company for any reason. Non-compliance with such provisions will result in a total forfeiture of vested benefits. The Company may establish a trust for payment of benefits under the Incentive Plan; such trust shall be a grantor trust for tax purposes. Payment of benefits will generally be made following termination of employment in one of the following forms: (a) lump sum; (b) substantially equal annual installments for five years; (c) substantially equal installments for ten years; or (d) any other actuarially equivalent form approved by the Compensation Committee.

Stock Price Performance Graph

The performance graph set forth below compares the cumulative total stockholder returns on the Company’s Common Stock (assumes $100 invested on July 31, 1999 and that all dividends are reinvested) against the cumulative total returns of the Standard and Poor Corporation’s S&P 500 composites stock price index (S&P 500) and a “Peer Group” of companies selected by the Company whose primary business is recreation vehicles or mid-size buses for the five year period ended July 31, 2004. The peer group consists of the following companies: Coachmen Industries, Inc.; Fleetwood Enterprises, Inc.; Winnebago Industries, Inc.; Monaco Coach, Inc.; and Supreme Industries, Inc. The Company cautions that stock price performance noted below should not be considered indicative of potential future stock price performance. The Company changed its peer group in fiscal 2003 to include Monaco Coach, Inc. and remove Collins Industries, Inc.

Report of the Audit Committee

Working under the guidance of a written charter approved by the Board of Directors, the Audit Committee, which is comprised of Messrs. Neil D. Chrisman, Jan H. Suwinski and Geoffrey A. Thompson, is primarily responsible for assisting the Board in overseeing the Company’s financial reporting process as well as the internal controls that management and the Board have established. The Board of Directors adopted a revised charter for the Audit Committee in October 2004, a copy of which may be found in Appendix A to this Proxy Statement.

Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes, acting in an oversight capacity. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

During the past fiscal year, the Audit Committee met in person or by telephone eight times and met in separate executive sessions with the Company’s Chief Financial Officer, the Company’s senior internal auditing executive and the independent auditing partner for the Company. The Audit Committee also met privately on a quarterly basis.

In carrying out its duties, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended July 31, 2004 with the Company’s management and Deloitte & Touche, LLP (“Deloitte”), the Company’s independent auditors. The Audit Committee has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Deloitte its independence from the Company and its management. Based on the foregoing reports and discussions and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter of the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2004.

The Board of Directors has affirmatively determined that each of the members of the Audit Committee is “independent” as defined under the rules of the New York Stock Exchange.

The Audit Committee
Neil D. Chrisman
Jan H. Suwinski
Geoffrey A. Thompson

Independent Auditor Fees

The following table represents aggregate fees billed to the Company for fiscal 2004 and 2003 by Deloitte, the Company’s principal accounting firm.

	Fiscal 2004	Fiscal 2003
Audit Fees	$682,125	$535,834
Audit-Related Fees	254,568	86,157

Subtotal	936,693	621,991

Tax Fees	793,969	946,293
All Other Fees	13,960	43,410

Total Fees	$1,744,622	$1,611,694

Audit Fees. Represents fees for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees. Represents fees for assurance services related to the audit of the Company’s financial statements. The amount shown consists of fees for benefit plan audits, the audit of the closing balance sheet for Damon and services related to future compliance with the provisions of the Sarbanes-Oxley Act of 2002.

Tax Fees. Represents fees for professional services related to taxes including the preparation of domestic and international returns, tax examinations assistance and tax planning.

All Other Fees. Represents fees for products and services provided to the Company not otherwise included in the categories above. The amounts shown consist of fees for benefit plan tax consultation.

The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of Deloitte.

In 2003, the Audit Committee adopted a formal policy concerning the approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services Deloitte, the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Deloitte during fiscal 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than ten percent (10%) of the Company’s securities with the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based solely on a review of copies of the filings furnished to the Company, or written representations that no such filings were required, the Company believes that all filing requirements were satisfied by each of the Company’s officers, directors and ten percent (10%) stockholders for fiscal 2004.

Code of Ethics

The Company has adopted a written code of ethics, “Thor Industries, Inc., Business Ethics Policy,” which is applicable to all directors, officers and employees of the company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other executive officers identified in this proxy statement who perform similar functions (collectively, the “Selected Officers”). In accordance with the rules and regulations of the Securities and Exchange Commission, a copy of the code is available on the Company’s website. The Company will disclose any changes in or waivers from its code of ethics applicable to any Selected Officer on its website at http://www.thorindustries.com or by filing a Form 8-K.

Stockholder Proposals

Proposals by stockholders that are intended to be presented at the 2005 annual meeting must be received by the Company on or before July 2, 2005 to be included in the proxy statement and form of proxy for the 2005 annual meeting.

Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which is not received on or before September 15, 2005 will be considered untimely. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with applicable requirements.

Other Matters

Management knows of no other matters that will be presented for consideration at the meeting. However, if any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors,
WALTER L. BENNETT

419 West Pike Street • Jackson Center, Ohio 45334-0629 • (937) 596-6849

Appendix A

Audit Committee Charter

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF THOR INDUSTRIES, INC. — CHARTER
As adopted by the Board of Directors, October 1, 2004

I. PURPOSE

The Audit Committee is established by and among the Board of Directors for the primary purpose of assisting the board in:

•	Overseeing the integrity of the Company’s financial statements,

•	Overseeing the Company’s compliance with legal and regulatory requirements,

•	Overseeing the independent auditor’s qualifications and independence,

•	Overseeing the performance of the Company’s independent auditor, and internal audit function,

•	Overseeing the Company’s system of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by the Company.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures, and practices at all levels. The Audit Committee should also provide for open communication among the independent auditor, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor, to any advisors that the Audit Committee chooses to engage, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II. COMPOSITION AND MEETINGS

The Audit Committee will comprise three or more directors as determined by the Board. Each Audit Committee member will have no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company), as affirmatively determined by the Board. All committee members must be independent, including being free of disallowed compensation agreements, under all applicable rules and regulations.

All members of the Committee must comply with all financial literacy requirements of the New York Stock Exchange. The Board will determine whether at least one member of the committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs, including those conducted by the Company or outside consultants.

The members of the Committee will be elected by the Board at the annual organizational meeting of the Board to serve until their successors are elected. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote.

The Committee will meet four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting will conclude with an executive session of the Committee absent members of management. As part of its responsibility to foster open communication, the Committee will meet periodically with management, the director of the internal auditing function, and the independent auditor in separate executive sessions. In addition, the Committee will meet with the independent auditor and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee will:

Documents/Reports/Accounting Information Review

1.	Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments.

2.	Review and discuss with management and the independent auditor the Company’s annual financial statements, quarterly financial statements (prior to the Company’s 10-Q filings or release of earnings), and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors (or summaries thereof).

3.	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

4.	Discuss earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

5.	Discuss financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

6.	Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing department, as well as management’s response.

Independent Auditors

7.	Appoint (and recommend that the Board submit for shareholder ratification, if applicable), compensate, retain, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditor will report directly to the Audit Committee and the Audit Committee will oversee the resolution of disagreements between management and the independent auditors if they arise. Consider whether the auditor’s performance of permissible nonaudit services is compatible with the auditor’s independence. Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.

8.	Review with the independent auditor any problems or difficulties and management’s response; review the independent auditor’s attestation and report on management’s internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditors regarding the following:

•	All critical accounting policies and practices;

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

9.	At least annually, obtain and review a report by the independent auditor describing:

•	The firm’s internal quality-control procedures;

•	Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	All relationships between the independent auditor and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1.

This Report should be used to evaluate the independent auditor’s qualifications, performance, and independence. Further, the committee will review the experience and qualifications of the lead partner and other senior members of the independent audit team each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The committee will also consider whether there should be rotation of the firm itself.

10.	Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full board take, appropriate actions to oversee the independence of the outside auditor.

11.	Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the Audit Committee whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

12.	Set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor.

Financial Reporting Processes, Accounting Policies, and Internal Control Structure

13.	In consultation with the independent auditor and the internal auditor, review the integrity of the Company’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting).

14.	Receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

15.	Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; major issues as to the adequacy of the Company’s internal controls; and any special audit steps adopted in light of material control deficiencies.

16.	Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

17.	Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the Company.

18.	Review and approve all related-party transactions, defined as those transactions required to be disclosed under item 404 of Regulation S-K.

19.	Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

20.	Establish procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

21.	Review and advise on the selection and removal of the internal audit director.

22.	Review activities, organizational structure, and qualifications of the internal audit function.

23.	Annually, review and recommend changes (if any) to the internal audit charter.

24.	Periodically review, with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

Ethical Compliance, Legal Compliance, and Risk Management

25.	Establish, review and update periodically a code of business conduct and ethics and determine whether management has established a system to enforce this code. Determine whether the code is in compliance with all applicable rules and regulations.

26.	Review management’s monitoring of the Company’s compliance with its code of business conduct and ethics, and determine whether management has the proper review system in place such that the Company’s financial statements, reports, and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

27.	Review, with the Company’s counsel, legal compliance matters, including corporate securities trading policies.

28.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

29.	Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.

Other Responsibilities

30.	Review with the independent auditor, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices have been implemented.

31.	Prepare the report that the SEC requires be included in the Company’s annual proxy statement.

32.	Conduct an annual performance assessment relative to the Audit Committee’s purpose, duties, and responsibilities outlined herein.

33.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Board deems necessary or appropriate.

419 West Pike Street • Jackson Center, Ohio 45334-0629 • (937) 596-6849

Proxy Thor Industries Inc.

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 7, 2004

The undersigned stockholder of Thor Industries, Inc. hereby appoints WADE F. B. THOMPSON and PETER B. ORTHWEIN or each of them, with power of substitution and revocation to each, as proxies to appear and vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 7, 2004 and any adjournments thereof, hereby revoking any proxy heretofore given, notice of which meeting and related proxy statement have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND SHALL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL #1.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

+

☐	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

     A Election of Directors (Class B term expires 2007)

     1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - H.Coleman Davis	☐	☐
02 - Peter B. Orthwein	☐	☐
03 - William C.Tomson	☐	☐

In their discretion, upon the transaction of such other business as may come before the meeting.

B Authorized Signatures - Sign Here -This section must be completed for your instructions to be executed.

(Stockholders) should sign here exactly as name appears hereon.)

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

__/__/__

■	1UPX	0043031	+

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